SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details) - USD ($)	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Numerator
Net income (loss) applicable to common shareholders	$ 0	$ 0
Denominator
Weighted average common shares outstanding, basic	329,396,652	329,396,652
Weighted average common shares outstanding, diluted	0	0
Income per shares - Diluted	$ (0.00)	$ (0.00)
Net Income per share - Basic	$ (0.00)	$ (0.00)